UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Africa & Middle East Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern equity markets were extremely volatile but generally declined in the six-month period ended April 30, 2016. Commodity price and currency exchange rate fluctuations were major drivers of stock market performance. In the first half of the period, markets in our investment universe suffered significantly as oil prices declined, especially oil producers in the Gulf Cooperation Council. Markets also fared poorly as the U.S. dollar strengthened versus many currencies amid expectations that the Federal Reserve’s mid-December rate increase would be followed by several additional rate hikes in 2016. In the second half of the period, equity market performance improved dramatically as these trends reversed: Prices of oil and some precious metals rebounded sharply, while the dollar fell broadly because the Fed reduced expectations for more rate hikes in 2016.

Your fund returned -3.33% in the last six months. As shown in the Performance Comparison table, the fund underperformed its benchmark. Stock selection generally detracted from our relative performance, but our country allocations offset some of this disadvantage.

We acknowledge that market volatility in the region is likely to remain high in the near term—not only because of commodity price and currency fluctuations, but also because of country-specific factors. We encourage investors to maintain a longer-term perspective. In response to the volatility, we have consolidated our holdings into higher-quality names, including certain oil-related companies. We have also added positions in some financials stocks that became too cheap due to their location in oil-exporting countries, such as National Bank of Kuwait and Oman’s Bank Muscat. We believe that these decisions will help the fund’s performance while reducing its volatility in the period ahead. We’ll provide more details in the next section. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

GULF COOPERATION COUNCIL (GCC)

Saudi Arabia
The Saudi market returned about -2% in the last six months. Saudi Arabia is well known as a major global oil producer, and its energy sector is largely state-owned, so the deep decline in oil prices since mid-2014 and its effect on the government’s budget has prompted Saudi Arabia to step up its efforts to reduce its dependence on oil and diversify its economy. Part of the government’s efforts to reduce its budget deficit is to gradually phase out subsidies to various Saudi businesses.

Given the negative effects of lower oil prices on the Saudi economy, and the likelihood that they will remain low due to global supply/demand dynamics, we decreased our exposure from 21% to 19% of assets. Much of the reduction was in consumer-related names, as consumers are under pressure due to a squeeze in public sector incomes. We eliminated various holdings, including electronics retailer Jarir Marketing, which announced a sharp drop in sales, and Al Tayyar Travel Group, in which we had lower conviction.

However, some Saudi stocks seem to have been oversold during the oil price decline, so we reestablished positions in Saudi Basic Industries and Al Rajhi Bank. The former, a petrochemical company mostly owned by the state, has an attractive dividend yield. The latter is the country’s oldest and largest Islamic bank, with a 33% market share of Saudi retail lending. Shares of Al Rajhi Bank have outperformed our other Saudi bank stocks so far this year, helped by better-than-expected financial results issued in April. We are concerned about flat earnings growth among Saudi banks, but valuations have declined, and some look very attractive, based on their return on equity profiles. Banks remain among our core holdings in Saudi Arabia and throughout the region.

United Arab Emirates (UAE)
Stocks in the UAE returned about 4.5%. This was one of the better performing markets in the Gulf region; it remains a major tourist destination and a “safe haven” in the midst of the violence plaguing other parts of the Middle East. It is also the most diversified economy among Gulf nations. The property market has slowed down, but conditions are not as bad as they were in the previous downturn, in part, because the regulatory environment is stronger and credit growth has not been as excessive. Our UAE real estate holdings Emaar Malls Group, which we added to the portfolio in the last six months, and its parent company Emaar Properties were two of our largest absolute contributors to performance. Our bank stocks were mixed, however. Abu Dhabi Commercial Bank and Emirates NBD declined, but First Gulf Bank performed well. We believe that First Gulf Bank is best positioned for a tough UAE macroeconomic backdrop.

A new portfolio holding is Lamprell, which we bought when shares became extremely cheap during the January oil price downdraft. We believe that this oil services company is well positioned to endure a period of low oil prices and energy companies reducing capital expenditures.

Qatar
Stocks in Qatar fell about 8%. Qatar’s economy is considered defensive, in that it is open to international business and not solely dependent on oil. Also, Qatar continues to prepare for the 2022 World Cup soccer tournament. In the last six months, we reestablished small positions in domestic utility Qatar Electricity & Water and diversified telecommunication services company Ooredoo (formerly Qatar Telecom), which was one of our top contributors. The company has an improving operational outlook in several countries and an attractive dividend yield. We also added to our position in Qatar National Bank, the most profitable and most conservative Qatari bank, which has leading metrics among banks throughout the emerging markets universe and is growing profitably in Egypt.

AFRICA

South Africa
South African stocks returned about -1%, as a brisk rally in the second half of our reporting period mostly offset deep losses in the first half. Economic growth remains anemic—we are hopeful that the economy will bottom later this year—and inflation, which remains high, could spike in response to previous rand weakness. We initially expected South Africa, a major energy importer, to benefit from the deep drop in oil prices. However, the government has increased taxes, including levies on gasoline, to help close its fiscal deficit, thus negating the benefits to consumers and businesses. The political situation is an overhang: President Jacob Zuma of the African National Congress (ANC) party is increasingly unpopular, in his own party and among opposition parties, and a poor showing for the ANC in August municipal elections could prompt him to step down. Another overhang is the possibility of South African sovereign debt being downgraded to below investment grade later this year.

Our overall exposure to South Africa was little changed in the last six months, but this masks our efforts to consolidate our holdings into higher-quality names. South Africa remains our largest country allocation in absolute terms, yet it is one of our largest underweights versus the benchmark. While other countries in our investment universe may offer better long-term growth opportunities, South Africa has many well-managed companies, some of which provide access to other African markets that would otherwise be inaccessible.

Two of our best-performing holdings in the last six months were companies that we added back to the portfolio: mobile telecom company MTN Group and mining company AngloGold Ashanti. The former rallied after appearing to be undervalued; the latter benefited from the strong rebound in gold prices and mining stocks.

The financials sector in South Africa is well established and, in fact, is on par with that of some developed markets. Our holdings in the sector were mixed. Barclays Africa, a bank, fared poorly; we eliminated it and added to our position in diversified financial services provider FirstRand. As for our insurance company holdings, Discovery declined, but Sanlam was one of our better performers. We like that FirstRand and Sanlam have been strengthening their balance sheets in anticipation of a possible sovereign ratings downgrade. Our investment in Capitec Bank Holdings lost value, but we maintained a position. Capitec is a low-cost bank whose GlobalOne money management solution, which allows consumers to save, spend, and access credit electronically, is disrupting traditional providers of banking services.

Investments in retailers allow us to benefit from the growth of consumer economies in South Africa and, in some cases, across the continent. Mr Price, which sells clothing, shoes, accessories, and homewares, declined in response to weaker-than-expected financial results. We added to our position—it is one of our highest-conviction holdings—because we believe the market is underestimating the longevity of the franchise. Similarly, department store operator Woolworths Holdings declined, but we bought more shares because we believe the market is overly skeptical about management’s ability to integrate and extract value from an acquisition in Australia.

Sub-Saharan Africa
We have a few small investments in countries such as Zambia, Botswana, and Uganda to help diversify the portfolio, but our two largest country allocations in sub-Saharan Africa are oil importer Kenya and oil producer Nigeria. The Kenyan market surged 11% during our reporting period, helped by falling oil prices and very strong economic growth. Our position in mobile telecom company Safaricom resumed its remarkable ascent, and we believe the company will continue to perform well over time. We eliminated a couple of holdings, in part, because valuations looked full, but maintained positions in KCB (Kenya Commercial Bank) and Equity Group Holdings.

Nigeria’s market, in contrast to Kenya, tumbled nearly 16%. The country is struggling not only with low oil prices, but also with capital controls imposed in 2015, and pressure is building for the country to devalue the currency. Our position in Nigerian Breweries fared poorly in the last six months. We added SEPLAT Petroleum Development to the portfolio as oil prices bottomed. The company is well run and likely to acquire other energy companies as they go bankrupt. Because the company’s revenues are denominated in dollars, SEPLAT will benefit from a weaker naira.

Egypt
Egyptian shares rose about 1.5% in the last six months. We are both surprised and disappointed with Egypt’s recent lackluster stock market performance, as companies are generally doing well and the economy has been fairly strong despite reduced tourism. Egypt should be a big beneficiary of lower oil prices, but the financial assistance provided by oil-producing Gulf countries in recent years has strengthened Egypt’s link to the Gulf. Investors are worried that the financial aid will evaporate. Another concern is that Egypt’s currency, which was devalued in March due to a dollar shortage and a depletion of Egypt’s currency reserves, will continue to weaken.

Because we believe that Egypt could impose capital controls at some point and, thus, “trap” our assets in the country, we decided to reduce our exposure to 6% of assets over the last six months. We eliminated a couple of locally held investments. Our remaining Egyptian holdings, which are primarily global depositary receipts (GDRs) that trade in the UK, include Commercial International Bank Egypt, Edita Food Industries, and Emaar Misr for Development, which was spun off from the UAE’s Emaar Properties in mid-2015. All of these declined, but they have good long-term growth prospects, in our opinion, and remain high-conviction holdings.

UK Companies Operating in Africa and the Middle East
At the end of April, we had approximately 8% of fund assets in UK companies with substantial business in Africa or the Middle East. These holdings help us diversify the portfolio and provide access to economies or markets that may not be accessible via direct investment.

Centamin, a gold mining company that operates in Egypt, was a top contributor. Shares rallied hard as gold prices rebounded sharply with other commodities. Several other UK companies sagged, but we believe that their long-term prospects remain favorable. These include capital markets company Investec, which operates primarily in South Africa; Petra Diamonds, which has interests in five African diamond mines; and generic drugmaker Hikma Pharmaceuticals.

OUTLOOK

The brisk rebound in African and Middle Eastern markets in the last few months is heartening, but we are cautious as we anticipate challenging conditions to prevail in the period ahead. While we are encouraged that governments and businesses across the region are enacting policies to adapt to the new reality of lower oil prices, we also recognize that oil is just one part of the big picture.

Our long-term outlook for Africa and the Middle East remains robust, as the region’s growth is being driven by attractive demographics, rising urbanization, and increasing levels of infrastructure development, as well as a strong base in natural resources. While emerging markets in general are decelerating, many markets in our investment universe continue to grow at high rates due to strong domestic demand. This is translating into strong corporate earnings growth that we believe many businesses can sustain in the years ahead.

Many oil-exporting countries, including those in the Gulf region, have been cutting subsidies to fuel, electricity, and gas in an attempt to reduce pressure on public spending. As mentioned earlier, Saudi Arabia is stepping up its plans to open and diversify its economy. We believe that these efforts, if successful, could reduce the country’s dependence on oil revenues and help unlock its huge potential over time. In the UAE, Dubai’s diversified economy, steady gross domestic product growth, and favorable tourism trends are creating some compelling investment opportunities.

In Africa, oil-importing countries are generally benefiting economically from lower energy costs, and some are implementing reforms to tie fuel costs to the world price of oil, rather than using a fixed domestic cost. In South Africa, political uncertainty, economic sluggishness, and the potential for a credit rating downgrade are near-term concerns. However, the country continues to offer many well-managed companies, some of which are tapping the growth potential of African economies and a rising middle class.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

May 19, 2016

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Naspers, South Africa	7.7%
FirstRand, South Africa	4.4
Sanlam, South Africa	3.7
Saudi Basic Industries, Saudi Arabia	3.5
Aspen Pharmacare Holdings, South Africa	3.3
Commercial International Bank Egypt, Egypt	2.8
Woolworths Holdings, South Africa	2.8
Mr Price, South Africa	2.6
Samba Financial, Saudi Arabia	2.6
Almarai, Saudi Arabia	2.5
MTN Group, South Africa	2.5
Aramex, United Arab Emirates	2.4
Safaricom, Kenya	2.3
Gulf Warehousing, Qatar	2.2
Investec, United Kingdom	2.1
Emirates NBD, United Arab Emirates	2.1
Al Mouwasat Medical Services, Saudi Arabia	2.1
Brait, South Africa	2.0
Yanbu National Petrochemical, Saudi Arabia	1.9
Qatar National Bank, Qatar	1.9
Hikma Pharmaceuticals, United Kingdom	1.9
Vodacom Group, South Africa	1.8
Capitec Bank Holdings, South Africa	1.7
Emaar Properties, United Arab Emirates	1.7
DP World, United Arab Emirates	1.7
Total	66.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 8.50	$ 10.57	$ 8.76	$ 7.31	$ 6.51	$ 7.64
Investment activities						
Net investment income[(1)]	0.08	0.14	0.12	0.13	0.14	0.13
Net realized and unrealized gain / loss	(0.38)	(2.08)	1.83	1.54	0.76	(1.10)
Total from investment activities	(0.30)	(1.94)	1.95	1.67	0.90	(0.97)
Distributions						
Net investment income	(0.15)	(0.13)	(0.13)	(0.15)	(0.10)	(0.12)
Net realized gain	(0.11)	–	(0.01)	(0.07)	–	(0.04)
Total distributions	(0.26)	(0.13)	(0.14)	(0.22)	(0.10)	(0.16)
NET ASSET VALUE						
End of period	**$ 7.94**	**$ 8.50**	**$ 10.57**	**$ 8.76**	**$ 7.31**	**$ 6.51**
Ratios/Supplemental Data						
Total return[(2)]	**(3.33)%**	**(18.41)%**	**22.60%**	**23.46%**	**14.09%**	**(12.98)%**
Ratio of total expenses to average net assets	1.57%[(3)]	1.47%	1.42%	1.47%	1.52%	1.50%
Ratio of net investment income to average net assets	2.25%[(3)]	1.40%	1.27%	1.65%	2.10%	1.79%
Portfolio turnover rate	26.7%	60.4%	59.3%	56.1%	65.0%	65.9%
Net assets, end of period (in thousands)	$ 135,210	$ 156,688	$ 223,910	$ 181,556	$ 149,791	$ 144,759

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
BOTSWANA 0.8%		
Common Stocks 0.8%		
Letshego Holdings	4,246,563	1,065
Total Botswana (Cost $1,237)		1,065
EGYPT 5.9%		
Common Stocks 5.9%		
Commercial International Bank Egypt, GDR (USD)	1,018,150	3,798
Edita Food Industries, GDR (USD) (1)	75,707	1,147
Edita Food Industries, GDR (USD)	66,036	1,000
Emaar Misr for Development (2)	2,089,096	612
Integrated Diagnostics Holdings (USD)	300,945	1,399
Total Egypt (Cost $9,658)		7,956
KENYA 3.7%		
Common Stocks 3.7%		
Equity Group Holdings	2,997,600	1,195
Kcb	1,832,200	744
Safaricom	18,086,700	3,044
Total Kenya (Cost $4,616)		4,983
KUWAIT 1.0%		
Common Stocks 1.0%		
National Bank of Kuwait	586,539	1,303
Total Kuwait (Cost $1,353)		1,303
MOROCCO 2.3%		
Common Stocks 2.3%		
Attijariwafa Bank	61,939	2,309

Societe des Brasseries du Maroc	4,877	838
Total Morocco (Cost $3,700)		3,147
NIGERIA 1.5%		
Common Stocks 1.5%		
Nigerian Breweries	1,942,148	1,131
SEPLAT Petroleum Development (GBP)	619,902	938
Total Nigeria (Cost $2,449)		2,069
OMAN 0.4%		
Common Stocks 0.4%		
Bank Muscat	534,540	569
Total Oman (Cost $594)		569
QATAR 5.2%		
Common Stocks 5.2%		
Gulf Warehousing	171,161	2,962
Ooredoo	57,562	1,450
Qatar Electricity & Water	864	50
Qatar National Bank	63,820	2,525
Total Qatar (Cost $5,616)		6,987
SAUDI ARABIA 19.0%		
Participation Notes 19.0%		
Al Mouwasat Medical Services, Citibank, 7/24/17 (USD)	39,560	1,413
Al Mouwasat Medical Services, Goldman Sachs, 4/23/18 (USD)	38,307	1,369
Al Rajhi Bank, Goldman Sachs, 4/28/18 (USD)	117,527	1,888
Almarai, HSBC Bank, 7/31/17 (USD)	228,482	3,427
Banque Saudi Fransi, Citibank, 7/24/17 (USD)	163,766	1,127

Woolworths Holdings	585,707	3,769
Total South Africa (Cost $48,811)		49,574

TANZANIA 0.3%

Common Stocks 0.3%		
National Microfinance Bank	468,322	438
Total Tanzania (Cost $956)		438

UGANDA 1.1%

Common Stocks 1.1%		
Umeme	8,802,066	1,459
Total Uganda (Cost $1,346)		1,459

UNITED ARAB EMIRATES 12.5%

Common Stocks 12.5%		
Abu Dhabi Commercial Bank	413,583	743
Air Arabia	2,929,076	989
Aramex	3,482,150	3,223
DP World (USD)	122,832	2,322
Emaar Malls Group	2,053,564	1,621
Emaar Properties	1,272,087	2,355
Emirates NBD	1,258,384	2,833
First Gulf Bank	565,463	1,994
Lamprell (GBP) (2)	663,984	842
Total United Arab Emirates (Cost $14,972)		16,922

UNITED KINGDOM 8.4%

Common Stocks 8.4%		
Anglo American (ZAR)	108,744	1,211
Centamin	1,147,530	2,027

Hikma Pharmaceuticals	78,388	2,524
Investec	373,724	2,856
Mediclinic International (ZAR) (2)	130,944	1,729
Petra Diamonds	602,916	1,040
Total United Kingdom (Cost $10,699)		11,387
ZAMBIA 0.6%		
Common Stocks 0.6%		
Standard Chartered Bank Zambia	3,758,838	705
Zambeef Products (2)	645,315	107
Total Zambia (Cost $1,184)		812
ZIMBABWE 0.3%		
Common Stocks 0.3%		
Econet Wireless Zimbabwe (USD)	1,654,644	414
Total Zimbabwe (Cost $1,156)		414
SHORT-TERM INVESTMENTS 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Reserve Investment Fund, 0.31% (3)(4)	1,030	1
Total Short-Term Investments (Cost $1)		1
Total Investments in Securities		
99.7% of Net Assets (Cost $136,937)		**$ 134,797**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,147 and represents 0.8% of net assets.

(2) Non-income producing

(3) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund incepted on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 64% of the fund’s net assets were invested in emerging markets and 29% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Participation Notes The fund may invest in participation notes, through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible or preferable. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $35,763,000 and $47,713,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2015, the fund had $308,647,000 of available capital loss carryforwards, which expire as follows: $94,735,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,387,000 in fiscal 2019.

At April 30, 2016, the cost of investments for federal income tax purposes was $137,004,000. Net unrealized loss aggregated $2,207,000 at period-end, of which $13,238,000 related to appreciated investments and $15,445,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $114,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2016, the fund was allocated $3,000 of Spectrum Funds’ expenses, of which $2,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2016, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016